UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 23, 2008

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

        001-16503                                        98-0352587
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(Commission File Number)                       (IRS Employer Identification No.)

                            c/o Willis Group Limited
                                 51 Lime Street
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                            London EC3M 7DQ, England
                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Explanatory Note:

This Amendment No. 1 on Form 8-K/A to the Form 8-K originally filed on April 24, 2008 (the "Original Form 8-K") is made solely to add Item 5.02 to the Original Form 8-K Except for the foregoing, all other information in the Original Form 8-K remains the same.


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         (e)

         On April 23, 2008, at the Annual General Meeting ("AGM"), the shareholders of Willis Group Holdings Limited (the "Company") voted to approve and adopt the Willis Group Holdings Limited 2008 Share Purchase and Option Plan (the "Plan"), which had previously been approved by the Company's Board of Directors. A copy of the press release announcing the results of the AGM is attached as Exhibit 99.1 and incorporated herein by reference. A brief description of the terms and conditions of the Plan and the grant of performance-based options for 1,700,000 shares to J. J. Plumeri, the Company's Chairman and Chief Executive Officer, were previously reported in the Company's proxy statement with respect to the AGM, filed with the Securities and Exchange Commission March 17, 2008.

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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WILLIS GROUP HOLDINGS LIMITED


Date: June 26, 2008                 By: /s/ Adam G. Ciongoli
                                       --------------------------------
                                         Name:   Adam G. Ciongoli
                                         Title:  General Counsel

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